UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2020

HEALTHIER CHOICES MANAGEMENT CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36469	84-1070932
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3800 N. 28th Way, #1
Hollywood, Florida 33020
(Address of Principal Executive Office) (Zip Code)

(888) 766-5351
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events

Inability to timely file Annual Report on Form 10-K for the year ended December 31, 2019 due to circumstances related to COVID-19

Healthier Choices Management Corp. (the “Company”) will be unable to file its 2019 Annual Report on Form 10-K by the original deadline of March 30, 2020, as extended to April 14, 2020, due to circumstances related to COVID-19. The Company’s corporate office is located in South Florida, which is an area that has been hit by the COVID-19 epidemic. As a result of the COVID 19 epidemic, management’s full efforts have been focused on operating its business. Further, the Company has been following the recommendations of local health authorities to minimize exposure risk for its team members for the past several weeks, including the temporary closures of its corporate offices and having team members work remotely wherever possible. Furthermore, our directors, consultants and our auditors are all working remotely and are also on lockdown in various jurisdictions due to coronavirus.  As a result, the Company’s finance team will be unable to complete the preparation of the Company’s consolidated financial statements and the Form 10-K until after April 14, 2020.

The Company is relying on the SEC order dated March 4, 2020 (Release No. 34-88318) to extend the due date for the filing of its Form 10-K until May 14, 2020 (45 days after the original due date). The Company will work diligently to comply with such requirements, and at this time, management believes that it will need the entire available extension period.

Additional risk factor disclosure

Following is a risk factor relating to COVID-19.

Pandemics or disease outbreaks, such as the current novel coronavirus (COVID-19 virus) pandemic may disrupt our business, which could materially affect our operations and results of operations.

On March 11, 2020, the World Health Organization announced that infections of the coronavirus (COVID-19) had become a pandemic, and on March 13, the U.S. President announced a National Emergency relating to the disease. There is a possibility of widespread infection in the United States and abroad, with the potential for catastrophic impact. National, state and local authorities have recommended social distancing and imposed or are considering quarantine and isolation measures on large portions of the population, including mandatory business closures. These measures, while intended to protect human life, are expected to have serious adverse impacts on domestic and foreign economies of uncertain severity and duration. The effectiveness of economic stabilization efforts, including proposed government payments to affected citizens and industries, is uncertain. Some economists are predicting the United States may enter a recession as a result of the pandemic.

Our business may be negatively impacted by the fear of exposure to or actual effects of a disease outbreak, epidemic, pandemic or similar widespread public health concern, such as reduced travel or recommendations or mandates from governmental authorities to avoid large gatherings or to self-quarantine as a result of the coronavirus pandemic. These impacts include but are not limited to:

●	Increased costs due to short-term significant increases in customer traffic and demand spikes;

●
Failure of third parties on which we rely, including our suppliers, contract manufacturers, contractors, commercial banks, joint venture partners and external business partners to meet their obligations to the company, or significant disruptions in their ability to do so which may be caused by their own financial or operational difficulties and may adversely impact our operations;

●	Supply chain risks such as scrutiny or embargoing of goods produced in infected areas;

●	Reduced workforces which may be caused by, but not limited to, the temporary inability of the workforce to work due to illness, quarantine, or government mandates;

●	Temporary store closures due to reduced workforces or government mandates; or

●
Reduced consumer traffic and purchasing which may be caused by, but not limited to, the temporary inability of customers to shop with us due to illness, quarantine or other travel restrictions, or financial hardship, shifts in demand from discretionary or higher priced products to lower priced products, or stockpiling or similar pantry-loading activities.

Any of the foregoing factors, or other cascading effects of the coronavirus pandemic that are not currently foreseeable, could materially increase our costs, negatively impact our sales and damage the Company’s financial condition, results of operations, cash flows and its liquidity position, possibly to a significant degree. The duration of any such impacts cannot be predicted because of the sweeping nature of the COVID-19 pandemic.
Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our future financial or business performance or strategies, results of operations or financial condition. These statements may be preceded by, followed by or include the words “may,” “might,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, including the unprecedented impact of COVID-19 pandemic on our business, employees, consultants, service providers, stockholders, investors and other stakeholders, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our Form 10-K to be filed with the SEC as well as any subsequent filings made by us pursuant to the Exchange Act, each of which is available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHIER CHOICES MANAGEMENT CORP.

Date: April 14, 2020	By:	/s/ Jeffrey Holman
Jeffrey Holman, Chief Executive Officer

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